                 Total Number of Pages including Exhibits  69
                                                         ------
                 Exhibit Index is on Page  3
                                         -----



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                               October 12, 1994
                      (Date of earliest event reported)



                        AVCO FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)



    DELAWARE                       0-6119                        13-2530491
(State or other           (Commission File Number)           (I.R.S. Employer)
jurisdiction of                                             (Identification No.)
incorporation or
 organization)


3349 Michelson Drive, Irvine, California                         92715-1606
(Address or principal executive offices)                         (Zip Code)



              Registrant's telephone number, including area code
                                 714-553-1200

Item 7.  Financial Statements and Exhibits
- ------------------------------------------

(b)  Exhibits.

     The following exhibit relates to the Registrant's Registration Statement No. 33-50547 on Form S-3 with respect to which the Registrant commenced an offering from time to time of $600,000,000 of Medium Term Notes, Series F, due from more than 9 months to 10 years from date of issue.

     1(b)(i)    - Form of Distribution Agreement (Medium Term Notes).

     4(i)(a)(1) - Form of Medium Term Note, Series F.


                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AVCO FINANCIAL SERVICES, INC.



                                     By:  /s/    HERBERT F. SMITH
                                          --------------------------------
                                                 Herbert F. Smith
                                            Senior Vice President and
                                                    Secretary


Dated:  October 14, 1994

                              INDEX TO EXHIBITS



<Captions>
                                                                        Sequentially
Exhibit                                                                  Numbered
Number                                                                     Page
- -------                                                                    ----
1(b)(i)       Form of Distribution Agreement (Medium Term Notes)            4-56
4(i)(a)(1)    Form of Medium Term Note, Series F                           57-69






                                     -3-